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                                                                    Exhibit 99.1


SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK
------------------------------------------------

ROBERT R. CRAWFORD, ARLINE C.
CRAWFORD, LAWRENCE LONERGAN as trustee for                 Index No. 601024/06
CITRUS SPRINGS TRUST, on their own behalves and
on behalf of NEW YORK REGIONAL RAIL CORP.,               (Honorable Herman Cahn)

                                   Plaintiffs

            -against-

JOHN MARSALA, RONALD W. BRIDGES, STEVEN                      ORDER APPROVING
HIRCH, JOEL MARCUS, ANDREA COSGROVE,                         SETTLEMENT
DARRYL S. CAPLAN, ESQ., TODD SAGE, SHERB AND
CO., LLP, FELDMAN SHERB & CO., P.C.,
NEW YORK REGIONAL RAIL CORP., GORDON
REGER, TRANSIT RAIL, LLC, GJ RAILCO
ACQUISITION, LCC, DONALD HUTTON, JAMES W.
CORNELL, RUSSELL J. ARNST, GJ RAILCO
ASSETS, LLC, and NEW YORK NEW JERSEY RAIL,
LLC

                                   Defendants
------------------------------------------------

        WHEREAS Robert Crawford, Arline Crawford and the Citrus Springs Trust ("CST") (collectively, the "Crawford Group") are presently the named plaintiffs in a Shareholder derivative action entitled CRAWFORD ET AL. V. MARSALA ET AL, (No 601024/06) Pending in this Court (hereinafter, the "Derivative Action"); and

        WHEREAS Gordon Reger; Transit Rail, LLC; GJ Railco Acquisition, LLC; GJ Railco Assets, LLC; and New York New Jersey Rail (collectively, the "Reger Group"), Are all named defendants in the Derivative Action; and


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        WHEREAS New York Regional Rail Corp. Donald Hutton; James W. Cornell;
Russell J. Arnst; and Douglas Szalasny (collective, the "NYRR Group") are, with the exception of Szalasny, named defendants in the Derivative action; and

        WHEREAS Feldman, Sherb & Co., P.C. ("FS") and Sherb & Co., P.C. ("Sherb") (collectively, the "Auditors") are all named defendants in the Derivative Action; and

        WHEREAS Ronald Bridges ("Bridges") and Darryl Caplan ("Caplan") are both Named defendants in Derivative Action (with, the Crawford Group, Reger Group, NYRR Group, FS, Sherb, Bridges and Caplan being referred to hereinafter as the "Settling Parties") and

        WHEREAS, in order to cease the protracted litigations by and between the Settling Parties, and to offer some benefit to NYRR shareholders, the Settling Parties wish to settle the Derivative Action, and commensurate therewith, resolve the related actions pending by and between the Settling Parties; and

        WHEREAS, this Court has presided over this Derivative Action (and previous Derivative action which was consolidated into this action); it is hereby

ORDERED:

        1. The NYRR Group will furnish notice by regular mail of the proposed settlement and this Order to NYRR shareholders (as of May 1, 2007) gleaned from the Company's transfer agent records;

        2. Any shareholder who wishes to object to the proposed settlement must do so on or before by June 15, 2007 in writing to:


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                  Hon. Justice Herman Cahn
                  New York County Courthouse
                  60 Centre Street, Room 615
                  New York, NY 10007

                  COUNSEL FOR THE REGER GROUP
                  Gregory P. Photiadis, Esq.
                  Duke, Holzman, Yaeger & Photiadis LLP
                  1800 Main Place Tower
                  Buffalo, NY  14202

                  COUNSEL FOR THE NYRR GROUP
                  Kenneth W. Africano, Esq.
                  Harter, Secrest & Emery LLP
                  Twelve Fountain Plaza, Suite 400
                  Buffalo, NY  14202-2293

                  COUNSEL FOR THE CRAWFORD GROUP
                  John T. Shaban, Esq.
                  Whitman Breed Abbott & Morgan
                  100 Field Point Road
                  Greenwich, Connecticut 06830

        3. The Settling Parties, and any NYRR shareholder who wishes to be heard, will appear before this Court on June 27, 2007 for a hearing and/or conference regarding the approval of the proposed settlement agreement.



                                                   /s/ Herman Cahn
                                                   -----------------------------
                                                   Honorable Herman Cahn, J.S.C.
Dated:  May 17, 2007


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                              SETTLEMENT AGREEMENT

        This Agreement dated as of May 17, 2007 is between:

(1) Robert Crawford, Arline Crawford and the Citrus Springs Trust ("CST") (collectively, the "Crawford Group") presently the named plaintiffs in a shareholder derivative action entitled CRAWFORD ET AL. V. MARSALA ET AL, (No 601024/06) pending in New York Sate Supreme Court, New York County (Cahn. J.) (hereinafter, the "Derivative Action");

(2) Gordon Reger; Transit Rail, LLC; GJ Railco Acquisition, LLC; GJ Railco Assets, LLC; and New York New Jersey Rail (collectively, the "Reger Group"), all named defendants in the Derivative Action;

(3) New York Regional Rail Corp. Donald Hutton; James W. Cornell; Russell J. Arnst; and Douglas Szalasny (collectively, the "NYRR Group") all except Szalasny being named defendants in the Derivative action;

(4) Feldman, Sherb & Co., P.C. ("FS") and Sherb & Co., P.C. ("Sherb") (collectively, the "Auditors"), all named defendants in the Derivative Action;

(5) Ronald Bridges ("Bridges") and Darryl Caplan ("Caplan"), both named defendants in Derivative Action;

with, the Crawford Group, Reger Group, FS, Sherb, Bridges and Caplan being referred to hereinafter as the "Settling Parties;" and

(6) any other party that joins this settlement as described and defined hereinafter as "Additional Settling Parties."

        WHEREAS the Settling Parties are named parties in the Derivative Action and the other related litigations (hereinafter, the "Related Actions") referred to herein; and

        WHEREAS, in order to cease the protracted litigations between the parties, and offer some benefit to NYRR shareholders, the Settling Parties wish to settle the Derivative Action, and commensurate therewith, resolve the Related Actions;

        NOW THEREFORE, in consideration of the foregoing and other consideration, the Settling Parties agree as follows:

        1. The Settling Parties anticipate raising a settlement fund of at least $700,000 (hereinafter, the "Settlement Fund") to effect the settlement of the Derivative Action and Related Actions. The proceeds of the Settlement Fund will be comprised as follows:

        a.      $500,000 being contributed by some or all of the Reger Group,
        b.      $125,000 being contributed by FS;
        c.      $30,000 being contributed by Sherb;
        d.      $30,000 being contributed by Bridges and Caplan; and
        e. the net proceeds, if any, resulting from the liquidation and/or sale of NYRR and/or contributions by Additional Settling Parties.

The proceeds of the Settlement Fund will be distributed pursuant to the terms of this Agreement.

        2. Counsel for Transit Rail, LLC will maintain and distribute the Settlement Fund, including the Shareholder Payment (as defined herein), pursuant to the terms herein; all settlement payment shall be made to Gregory P. Photiadis, Esq. as Trustee, at Duke, Holzman, Yaeger & Photiadis LLP 1800 Main Place Tower Buffalo, NY 14202.


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        SHAREHOLDER PAYMENT

        3. One Hundred Fifty Thousand Dollars ($150,000) of the Settlement Fund, plus any Additional Settlement Funds (as defined herein), will be set aside for direct payment to NYRR shareholders (collectively, the "Shareholder Cash Fund"). The Shareholder Cash Fund will be distributed directly to the holders of NYRR common shares as of May 1, 2007 according to their pro rata ownership of NYRR common shares and pursuant to this Agreement.

        4. The Reger Group will liquidate and/or sell NYRR -- the assets of which will include the value of OSK Capital (whether as a reverse merger target or otherwise) and any remaining value in NYRR (whether as a reverse merger target or otherwise) and any remaining hard assets and equipment owned directly or indirectly by NYRR. The proceeds, if any, resulting from the liquidation and/or sale of NYRR (the "Shareholder Liquidation Fund") will be divided among NYRR common shareholders as of May 1, 2007 according to their pro rata ownership of NYRR common shares and according to the terms herein.

        5. The aforementioned payments to NYRR common shareholders from the Shareholder Cash Fund and Shareholder Liquidation Fund are hereinafter referred to collectively as the "Shareholder Payment."

        6. To increase the pro rata payments to NYRR common shareholders, the Crawford Group will surrender and/or redeem, for a total price $1.00, all shares of NYRR common stock owned or controlled by them, or held by others where the parties hereto are beneficial owners (which amount Crawford Group represents to be approximately 26,000,000 common shares) to ensure that they do not participate in the Shareholder Payment

        7. To increase the pro rata payments to NYRR common shareholders, any Settling Party or Additional Settling Party (as defined and described herein) that is also a holder of NYRR common shares will not participate in the Shareholder Payment.

        8. To increase the pro rata payments to NYRR common shareholders, holders of NYRR preferred shares will not participate in the Shareholder Payment.

        9. Upon final non-appealable judicial approval of this Agreement by the Court, One Hundred Twenty Five Thousand Dollars ($125,000) from the Settlement Fund will be used to pay for accrued Derivative Action legal expenses, and/or reimburse the Crawford Group as derivative plaintiffs for incurred legal expenses, in the Derivative Action. Said payment will be made to Whitman Breed Abbott & Morgan, LLC. The Settling Parties acknowledge that plaintiff's legal fees in Derivative Action have exceeded this amount. The Crawford Group will bear the cost of the additional legal expenses incurred in the Derivative Action.

        10. Sherb will return all NYRR files and working papers in its possession or control to NYRR to enable NYRR to take appropriate steps to update NYRR public filings and/or facilitate the liquidation of NYRR.

        SETTLEMENT OF THE DERIVATIVE ACTION AND RELATED ACTIONS

        11. The Settling Parties will issue full and general releases from and to each other releasing all claims made or that could have been made in the Derivative Action on behalf of NYRR shareholders and/or themselves. Plaintiffs will also withdraw their case (without prejudice) against any remaining non-settling parties.

        12. The action entitled TRANSIT RAIL, LLC V. MARSALA, ET AL. (W.D.N.Y.) (No. 05-CV-0564) (hereinafter, the "Securities Action") will be withdrawn with prejudice with respect to, and full releases issued by and between any and all, Settling Parties that are also named in the Securities Action. Transit Rail, LLC intends to continue to pursue the Securities Action against John Marsala and Westminster Securities.

        13. The Settling Parties acknowledge that, as part of this settlement, any payments toward the Settlement Fund made by FS, Sherb, Bridges and Caplan (and/or Additional Settling Parties named in the Securities Action) are made both to resolve the Securities Action and the Derivative Action.


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        14.     The actions entitled CRAWFORD, CITRUS SPRINGS TRUST ET AL. V.
NYRR, et al. (27431/03); NYRR, ET AL. V. CITRUS SPRINGS TRUST, CRAWFORD, ET AL. (48861/03) pending in New York Supreme Court, Kings County (collectively, the "Kings Actions") will be withdrawn with prejudice and full releases issued by and between any and all Settling Parties that are also named in the Kings Actions. The Settling Parties that are also named in the Kings Actions will seek a stay or conditional dismissal of the Kings Action pending final non-appealable approval of the settlement in the Derivative Action and pending payment of the portion of the settlement to CST set forth in this paragraph. As part of the resolution of the Kings Actions, and upon final, non-appealable, court approval of this settlement, the Reger Group will pay (through their contribution to the Settlement Fund) CST Four Hundred Twenty Five Thousand Dollars ($425,000). Upon receipt of this settlement payment Crawford Group/CST will mark the original promissory notes "paid in full" and return them to NYRR or, in the alternative, provide an affidavit stating that the promissory notes were not negotiated and were lost. The Settling Parties acknowledge and accept that this payment represents:

        a. a partial payment against the personal claims brought in the Kings Actions by the Crawford Group on seven personal notes all dated 1997 and 1998 (nos. 9712, 9811, 9815, 9817, 9821, 9901,
                9902) from NYRR that, with interest as of May 1, 2007, total over $640,000; and

        b. payment for the surrender by CST/Crawford of all claims in the Kings Action including those related to the challenged retirement of preferred shares owned by Robert Crawford and failure to release restrictions on common shares.

        15. As part of the resolution of the Derivative Action and the Kings Actions, the Crawford Group and Stephen Hirsch will exchange general and full releases of the claims brought by and amongst these parties, the Crawford family members, and/or entities that Hirsch allegedly controls that are parties in these actions. No monetary compensation will be transferred as part of this arrangement.

        16. The Settling Parties will also exchange releases, and take all appropriate steps to withdraw with prejudice any all other claims brought by and amongst them including those claims raised in NYRR, ET AL. V. RONALD BRIDGES, ET AL. (No. 06-0044) (New Jersey) and the NATIONAL TRANSPORTATION SERVICES, LLC V. REGER, ET AL (New Jersey).

        17. The parties acknowledge that Bridge's and Caplan's contribution is both for the receipt of full general releases in the Derivative Action, Securities Action and aforementioned Related Actions, and the release of Bridges and Caplan's counterclaims in the pleaded amount of approximately $500,000. In connection with this settlement, NYRR will release to Bridges and/or Caplan and/or their designee certain remaining NYRR hard assets in consideration of the above and as part of NYRR's liquidation of NYRR.

        ADDITIONAL SETTLING PARTIES AND ADDITIONAL SETTLEMENT FUNDS

        18. Should any of the named parties to the Derivative Action (and/or any of the aforementioned actions) wish to make a substantive contribution to the Settlement Fund in an amount acceptable to the Settling Parties and the Court, such contribution must be accompanied by written acceptance of the terms of this Agreement. Such parties shall be referred to herein as "Additional Settling Parties."

        19. Any amounts collected in excess of the Settlement Fund amount listed in paragraph 1 will be considered "Additional Settlement Funds" and will be paid to the common shareholders only as part of the Shareholder Cash Fund.

        MISCELLANEOUS PROVISIONS

        20. The Crawford Group (and each member thereof) and its attorneys Whitman Breed Abbott & Morgan LLC (and each member thereof) hereby agree that they shall not commence, or assist in the commencement of any litigation or proceeding against the Reger Group and/or NYRR Group -- or any member, shareholder, attorney, officer or director of those groups -- regarding any of the issues raised or that could have been raised in the Derivative Action, Kings Actions or Securities Action, and shall make no claim against the Shareholder Payment in any capacity, direct or indirect, including without limitation, in their capacity as creditors and/or shareholders.

        21. Likewise, The Reger Group (and each member thereof) and the NYRR Group (and each member thereof) hereby agree that they shall not commence, or assist in the commencement of, any litigation or proceeding against the Crawford Group -- or any family member, trust, heir, devisee, agent, attorney or principal thereof -- regarding any of the issues raised or that could have been raised in the Derivative Action, Kings Actions or Securities Action, and shall make no claim against the payment to CST described herein in any capacity, direct or indirect, including without limitation, in their capacity as creditors and shall not assign any claim or judgment to any other party to enable a claim against the Settlement Fund, Shareholder Payment or payment to CST described herein.

        22. The aforementioned prohibitions shall not be interpreted to require any member of the Crawford Group and/or Reger Group to defy legal process or subpoena. Upon being named or served in any proceeding concerning the above, the party(ies) being served with process shall notify the other non-served parties to enable them to respond as they feel necessary.

        23. The Settling Parties acknowledge that the within Agreement must be approved by the Court (Justice Cahn) in the Derivative Action, and will work together to achieve Court approval.

        24. To the extent that shareholder notice of the within Agreement is required by the Court, NYRR will be responsible for same. The Crawford Group will provide information or other reasonable non-financial assistance in connection with any required shareholder notice.

        25. NON-ADMISSION: This Agreement is a compromise of any and all obligations and duties, whether express or implied. This Agreement and any of its terms and the payment of funds described herein are not to be construed in any way as an admission of liability, fault, or wrongdoing of any nature whatever by the Settling Parties in this Derivative Action and this Settlement Agreement, and the existence and content thereof, is not admissible as evidence to show admission of liability in any action regardless of whether the settlement is or is not approved by the Court.

        26. INTEGRATION CLAUSE: This Agreement supersedes any and all prior oral and/or written agreements, and sets forth the entire agreement with respect to the disputes arising by and between the Settling Parties. No variations or modifications hereof shall be deemed valid unless reduced to writing and signed by each party to be bound thereby.

        27. APPLICABLE LAW AND FORUM SELECTION: This Agreement shall take effect as an instrument under seal and shall be governed and construed in accordance with the laws of the State of New York. The parties agree that any disputes regarding the performance under this agreement must be brought in the Supreme Court of New York, New York County, Justice Cahn's part (or similar commercial part).

        28. DUPLICATE COUNTERPARTS: This Agreement may be executed in duplicate counterparts, each of which shall be treated as an original and all of which shall constitute but one instrument.

        29. AUTHORITY: The Settling Parties, and each of them, represent and warrant that the person executing this Agreement on behalf of the named Settling Parties has been duly authorized to execute and deliver this instrument on its behalf.

        30. REMEDIES: Notwithstanding anything to the contrary contained in this Agreement, the parties agree that in the event of any breach of any of the provisions or covenants of this Agreement, the remedies at law for such breach would be inadequate. The parties further agree that, in addition to any other remedies available at law, in equity or by statute, the non-breaching party may apply to any court of competent jurisdiction and be entitled to an injunction by the court to prevent a breach or further breach of this Agreement on the part of the breaching party, without the posting of any bond or other security. In addition to and without limitation of the foregoing remedies, any party which breaches this Agreement shall be liable to the non-breaching party for all costs and expenses incurred in the enforcement of this Agreement and/or to remedy the breach, including attorneys' fees. The non-breaching party may also seek any other available remedies at law or in equity.

        31. CONSTRUCTION: This Agreement is the result of extensive negotiation and equal bargaining between the parties hereto. The parties hereby acknowledge and agree that this Agreement shall not be considered the exclusive product of one or another of the parties and no provision of this Agreement shall be construed for or against any party on that basis.

        IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the date set forth above as a document under seal:


/a/ Robert R. Crawford
--------------------------------------
Robert R. Crawford
personally and as derivative plaintiff

/s/ Arline C. Crawford
--------------------------------------
Arline C. Crawford
personally and as derivative plaintiff

/s/ Lawrence Lonergan
--------------------------------------
Citrus Springs Trust
on its own behalf and as derivative plaintiff
By: Lawrence Lonergan, Esq.

/s/ James W. Cornell
--------------------------------------
New York Regional Rail Corp.
By:  James W. Cornell, Chairman

/s/ Gordon Reger
--------------------------------------
Gordon Reger

/s/ Gordon Reger
--------------------------------------
Transit Rail, LLC
By:  Gordon Reger, Manager

/S/ GORDON REGER
--------------------------------------
GJ Railco Acquisition, LLC
By:  Gordon Reger, Manager

/s/ Gordon Reger
--------------------------------------
GJ Railco Assets, LLC
By:  Gordon Reger Manager

/s/ Donald Hutton
--------------------------------------
Donald Hutton

/s/ James W. Cornell
--------------------------------------
James W. Cornell

/s/ Russell J. Arnsi
--------------------------------------
Russell J. Arnst

/s/ Gordon Reger
--------------------------------------
New York New Jersey Rail LLC
By:  Managing Director

/s/ Steven Feldman
--------------------------------------
Feldman, Sherb & Co., P.C.
By:  Steven Feldman

/s/ Steve Sherb
--------------------------------------
Sherb & Co., P.C.
By:  Steve Sherb


/s/ Ronald W. Bridges
--------------------------------------
Ronald W. Bridges


/s/ Darryl S. Caplan
--------------------------------------
Darryl S. Caplan, Esq.

/s/ Douglas Szalaszny
--------------------------------------
Douglas Szalaszny